HEB CANCER CENTER Bedford, TX SUPPLEMENTAL OPERATING & FINANCIAL INFORMATION FIRST QUARTER 2016 PHYSICIANS REALTY TRUST NYSE: DOC PARK NICOLLET CLINIC Chanhassen, MN March 2016 Exhibit 99.2

2 COMPANY OVERVIEW ABOUT PHYSICIANS REALTY TRUST 5 FIRST QUARTER HIGHLIGHTS 7 FINANCIAL HIGHLIGHTS 8 FINANCIAL INFORMATION RECONCILIATION OF NON-GAAP MEASURES: FUNDS FROM OPERATIONS (FFO), NORMALIZED FUNDS FROM OPERATIONS (NORMALIZED FFO), AND NORMALIZED FUNDS AVAILABLE FOR DISTRIBUTION (NORMALIZED FAD)  9 RECONCILIATION OF NON-GAAP MEASURES: NET OPERATING INCOME AND ADJUSTED EBITDA 10 MARKET CAPITALIZATION AND DEBT SUMMARY 11 FINANCIAL STATISTICS 12 SAME-STORE PORTFOLIO PERFORMANCE AND TENANT OCCUPANCY 13 INVESTMENT ACTIVITY AND LEASE EXPIRATION SCHEDULE 14 PORTFOLIO GEOGRAPHIC DISTRIBUTION 15 PORTFOLIO DIVERSIFICATION 16 TOP 10 HEALTH SYSTEM RELATIONSHIPS 17 CONSOLIDATED BALANCE SHEETS 18 CONSOLIDATED STATEMENTS OF OPERATIONS 19 REPORTING DEFINITIONS 20 TABLE OF CONTENTS Forward-looking statements:   Certain statements made in this supplemental information package constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (set forth in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)). In particular, statements pertaining to our capital resources, portfolio performance and results of operations contain forward-looking statements.  Likewise, our pro forma financial statements and our statements regarding anticipated market conditions are forward-looking statements. You can identify forward-looking statements by the use of forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “pro forma,” “estimates” or “anticipates” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions.

3 Forward-looking statements reflect the views of our management regarding current expectations and projections about future events and are based on currently available information. These forward-looking statements are not guarantees of future performance and involve numerous risks and uncertainties and you should not rely on them as predictions of future events. Forward-looking statements depend on assumptions, data or methods which may be incorrect or imprecise and we may not be able to realize them. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:   • general economic conditions; • adverse economic or real estate developments, either nationally or in the markets where our properties are located; • our failure to generate sufficient cash flows to service our outstanding indebtedness; • fluctuations in interest rates and increased operating costs; • the availability, terms and deployment of debt and equity capital, including our unsecured revolving credit facility; • our ability to make distributions on our common shares; • general volatility of the market price of our common shares;   • our increased vulnerability economically due to the concentration of our investments in healthcare properties;   • our geographic concentrations in Texas, Georgia, and Arizona cause us to be particularly exposed to downturns in these local economies or other changes in local real estate market conditions; • changes in our business or strategy; • our dependence upon key personnel whose continued service is not guaranteed; • our ability to identify, hire and retain highly qualified personnel in the future; • the degree and nature of our competition; • changes in governmental regulations, tax rates and similar matters;   • defaults on or non-renewal of leases by tenants; • decreased rental rates or increased vacancy rates;   • difficulties in identifying healthcare properties to acquire and completing acquisitions, including our ability to consummate the CHI Acquisition (as defined herein);   • competition for investment opportunities;   • our failure to successfully develop, integrate and operate acquired properties and operations, including our ability to integrate the properties to be acquired upon closing of the CHI Acquisition (as defined herein);   • the impact of our investment in joint ventures;   • the financial condition and liquidity of, or disputes with, any joint venture and development partners with whom we may make co-investments in the future;

4 • cybersecurity incidents could disrupt our business and result in the compromise of confidential information; • our ability to operate as a public company; • changes in accounting principles generally accepted in the United States (GAAP);   • lack of or insufficient amounts of insurance;   • other factors affecting the real estate industry generally;   • our failure to maintain our qualification as a real estate investment trust (or REIT) for U.S. federal income tax purposes; • limitations imposed on our business and our ability to satisfy complex rules in order for us to qualify as a REIT for U.S. federal income tax purposes;   • changes in governmental regulations or interpretations thereof, such as real estate and zoning laws and increases in real property tax rates and taxation of REITs; and   • factors that may materially adversely affect us or the per share trading price of our common shares, including: ◦ higher market interest rates; ◦ the number of our common shares available for future issuance or sale; ◦ our issuance of equity securities or the perception that such issuance might occur; ◦ future offerings of debt; ◦ failure of securities analysts to publish research or reports about our industry; and ◦ securities analysts’ downgrade of our common shares or the healthcare-related real estate sector. While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this supplemental information package, except as required by applicable law. You should not place undue reliance on any forward-looking statements that are based on information currently available to us or the third parties making the forward-looking statements. For a further discussion of these and other factors that could impact our future results, performance or transactions, see Part I, Item 1A (Risk Factors) of our Annual Report on Form 10-K for the fiscal year ended December 31, 2015.   ADDITIONAL INFORMATION   The information in this supplemental information package should be read in conjunction with the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, earnings press release dated May 5, 2016 and other information filed with, or furnished to, the SEC. You can access the Company’s reports and amendments to those reports filed or furnished to the Securities and Exchange Commission (the “SEC”) pursuant to Section 13(a) or 15(d) of the Exchange Act in the “Investor Relations” section on the Company’s website (www.docreit.com) under the tab “SEC Filings” as soon as reasonably practicable after they are filed with, or furnished to, the SEC. The information on or connected to the Company’s website is not, and shall not be deemed to be, a part of, or incorporated into this supplemental information package. You also can review these SEC filings and other information by accessing the SEC’s website at http://www.sec.gov.

5 ABOUT PHYSICIANS REALTY TRUST   Physicians Realty Trust (NYSE:DOC) (the “Trust,” the “Company,” “DOC,” “we,” “our” and “us”) is a self-managed healthcare real estate company organized in 2013 to acquire, selectively develop, own and manage healthcare properties that are leased to physicians, hospitals and healthcare delivery systems.   We invest in real estate that is integral to providing high quality healthcare services. Our properties typically are on a campus with a hospital or other healthcare facilities or strategically located and affiliated with a hospital or other healthcare facilities.   Our management team has significant public healthcare REIT experience and long established relationships with physicians, hospitals and healthcare delivery system decision makers that we believe will provide quality investment opportunities to generate attractive risk-adjusted returns to our shareholders.   We are a Maryland real estate investment trust and elected to be taxed as a REIT for U.S. federal income tax purposes beginning with our short taxable year ending December 31, 2013. We conduct our business through an UPREIT structure in which our properties are owned by Physicians Realty L.P., a Delaware limited partnership (the “operating partnership”), directly or through limited partnerships, limited liability companies or other subsidiaries. We are the sole general partner of the operating partnership and, as of March 31, 2016, own approximately 96.5% of the partnership interests in the operating partnership (“OP Units”). COMPANY SNAPSHOT As of March 31, 2016 Gross real estate investments (thousands) $ 1,864,137 Total properties 167 % Leased 95.9% Total portfolio gross leasable area 6,551,298 % of GLA on-campus / affiliated 73.8% Average remaining lease term for all buildings (years) 8.8 Cash and cash equivalents (thousands) $ 22,906 Total debt to firm value 15.4% Weighted average interest rate per annum on consolidated debt 3.8% Equity market cap (thousands) $ 2,013,688 Quarterly dividend $ 0.225 Quarter end stock price $ 18.58 Dividend yield 4.84% Common shares outstanding 108,379,324 OP Units outstanding and not owned by DOC 3,905,763 Total firm value (thousands) (1) $ 2,499,208 (1) Represents the value of outstanding shares and units based on the closing stock price on March 31, 2016 plus the amount of outstanding debt and redeemable equity at March 31, 2016.

ABOUT PHYSICIANS REALTY TRUST (CONTINUED)

BOARD OF TRUSTEES

Tommy G. Thompson
Chairman

John T. Thomas
Chief Executive Officer
President

William A. Ebinger, M.D.
Trustee

Richard A. Weiss
Trustee

Albert C. Black
Compensation and Nominating
Governance Committee Chair

Mark A. Baumgartner
Finance and Investment
Committee Chair

Stanton D. Anderson
Audit Committee Chair

MANAGEMENT TEAM

John T. Thomas
Chief Executive Officer
President

John W. Sweet
Executive Vice President
Chief Investment Officer

Jeffrey N. Theiler
Executive Vice President
Chief Financial Officer

Deeni D. Taylor
Executive Vice President
Investments

Bradley D. Page
Senior Vice President
General Counsel

John W. Lucey
Senior Vice President
Principal Accounting and
Reporting Officer

Mark D. Theine
Senior Vice President
Asset & Investment
Management

LOCATION AND CONTACT INFORMATION

Corporate Headquarters
309 N. Water Street, Suite 500
Milwaukee, WI 53202
(414) 367-5600

External Auditor
Ernst & Young
Chicago, IL 60606
(312) 879-2000

Corporate and REIT Tax Counsel
Baker & McKenzie LLP
Richard Lipton, Partner
Chicago, IL 60601
(312) 861-8000

COVERING ANALYSTS

- J. Sanabria - Bank of America Merrill Lynch
- J. Kim - BMO Capital Markets Corp.
- P. Morgan - Canaccord Genuity Inc.
- S. Shaw - Compass Pt Rch & Trading LLC
- J. Roberts - J.J.B. Hilliard W.L. Lyons LLC
- P. Martin - JMP Securities
- J. Sadler - Keybanc Capital Markets Inc.
- V. Malhotra - Morgan Stanley
- J. Hughes - Raymond James Financial Inc.
- M. Carroll - RBC Capital Markets LLC
- E. Fleming - SunTrust Robinson Humphrey
- C. Kucera - Wunderlich Securities Inc.

The equity analysts listed above are those analysts that have published research material on the Company and are listed as covering the Company. Please note that any opinions, estimates, or forecasts regarding the Company's performance made by the analysts listed above do not represent the opinions, estimates, or forecasts of Physicians Realty Trust or its management. The Company does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations made by any of such analysts. Interested persons may obtain copies of analysts' reports on their own, as we do not distribute these reports. Several of these firms may, from time to time, own our stock and/or hold other long or short positions on our stock, and may provide compensated services to us.

6

7 FIRST QUARTER 2016 HIGHLIGHTS OPERATING HIGHLIGHTS • First quarter 2016 total revenue of $44.1 million, up 80% over the prior year period • First quarter 2016 rental revenue of $34.9 million, an increase of 71% over the prior year period • Generated quarterly normalized funds from operations (Normalized FFO) of $0.22 per share on a fully diluted basis • Closed on acquisitions totaling 751,961 square feet for total first quarter property investments of $201.8 million • Declared quarterly dividend of $0.225 per share for the first quarter • 95.9% of portfolio square footage leased as of March 31, 2016 • Net increase to gross leasable square footage of 13.0% to 6,551,298 square feet as of March 31, 2016 from 5,799,337 as of December 31, 2015 COMPANY ANNOUNCEMENTS • January 7, 2016: Announced completion of a private placement of $150 million principal amount of senior unsecured notes. The weighted average maturity on the placement is 11.8 years, with a weighted average interest rate of 4.5%. • January 19, 2016: Announced $152.8 million of acquisitions, $99.6 million of executed purchase and sale agreements, and $167 million of executed letters of intent. • January 25, 2016: Announced the closing of its upsized underwritten public offering of 21,275,000 common shares of beneficial interest, including 2,775,000 common shares issued pursuant to the exercise of an option to purchase additional common shares granted to the underwriters, at a price per share of $15.75, for net proceeds of $321.1 million. • February 29, 2016: Announced fourth quarter and full year 2015 financial results, as well as the completion of $104.9 million of investments since January 19, 2016. • April 5, 2016: Announced the execution of a series of purchase and sale agreements and letters of intent with regional health systems controlled by Catholic Health Initiatives to acquire 52 properties for a purchase price of $724.9 million, as well as the closing of an additional $96.7 million in unrelated acquisitions since January 1, 2016. • April 11, 2016: Announced the closing of its upsized underwritten public offering of 25,875,000 common shares of beneficial interest, including 3,375,000 common shares issued pursuant to the exercise of an option to purchase additional common shares granted to the underwriters, at a price per share of $17.85, for net proceeds of $442.7 million. FIRST QUARTER INVESTMENTS SUBSEQUENT ACQUISITIONS • Randall Road MOB - Suites 160 & 380, Elgin, IL • Gardendale Surgery Center, Gardendale, AL • Great Falls Hospital, Great Falls, MT • Health East Facilities, Minneapolis-St.Paul, MN • Monterey Medical Center ASC, Stuart, FL • Physicians Medical Plaza MOB, Indianapolis, IN • Mezzanine Loan - Davis, Minnetonka, MN • Park Nicollet Clinic, Chanhassen, MN • HEB Cancer Center, Bedford, TX • Riverview Medical Center, Lancaster, OH • St. Luke's Cornwall MOB, Cornwall, NY • HonorHealth Glendale, Glendale, AZ • Columbia MOB, Hudson, NY • St Vincent POB I, II, & III (3 MOBs), Birmingham, AL • Emerson Medical Building, Creve Coeur, MO • Patient Partners Surgery Center, Gallatin, TN • Eye Associates of NM, Santa Fe, NM • Eye Associates of NM, Albuquerque, NM

8 FINANCIAL HIGHLIGHTS (Unaudited and in thousands, except sq. ft. and per share data) (1) Unadjusted for unamortized fair value adjustments and deferred financing costs (2) Outstanding common shares and OP Units at quarter end, multiplied by share price at quarter end INCOME Three Months Ended March 31, 2016 December 31, 2015 Revenues $ 44,134 $ 40,404 NOI 33,089 30,333 Annualized Adjusted EBITDA 119,132 109,776 Normalized FFO 23,690 22,723 Normalized FAD 21,063 21,160 Net income available to common shareholders per common share $ 0.04 $ 0.06 Normalized FAD per common share and OP Unit $ 0.20 $ 0.24 CAPITALIZATION As of ASSETS March 31, 2016 December 31, 2015 Gross Real Estate Investments (including gross lease intangibles) 1,864,137 1,664,783 Total Assets 1,850,892 1,638,886 DEBT AND EQUITY Total Debt (1) 385,886 489,600 Total Equity 1,380,956 1,076,461 Equity Market Capitalization 2,013,688 1,469,786 Implied Equity Market Capitalization (2) 2,086,257 1,535,188 Total Debt / Implied Equity Market Capitalization 18% 32% Gross Real Estate Investments Real Estate Investments/Quarter Total GLA Portfolio Growth Since IPO $2,000,000 $1,800,000 $1,600,000 $1,400,000 $1,200,000 $1,000,000 $800,000 $600,000 $400,000 $200,000 $0 G ro ss R ea lE st at e In ve st m en ts 7,000,000 6,000,000 5,000,000 4,000,000 3,000,000 2,000,000 1,000,000 0 G LA in SF IPO Q3-2013 Q4-2013 Q1-2014 Q2-2014 Q3-2014 Q4-2014 Q1-2015 Q2-2015 Q3-2015 Q4-2015 Q1-2016 $123,998 $234,467 $255,967 $412,011 $484,714 $712,951 $819,219 $1,047,575 $1,204,354 $1,500,868 $1,664,783 $1,864,137

9 RECONCILIATION OF NON-GAAP MEASURES: FUNDS FROM OPERATIONS (FFO), NORMALIZED FUNDS FROM OPERATIONS (NORMALIZED FFO) AND NORMALIZED FUNDS AVAILABLE FOR DISTRIBUTION (NORMALIZED FAD) (Unaudited and in thousands, except share and per share data) Three Months Ended March 31, 2016 Three Months Ended March 31, 2015 Net Income (loss) $ 5,424 $ (448) Net (income) attributable to NCI - partially owned properties (317) (32) Preferred distributions (548) (66) Depreciation and amortization expense 15,989 8,240 Depreciation and amortization expense - partially owned properties (195) (100) Loss on the sale of investment properties — 15 FFO applicable to common shares and OP Units $ 20,353 $ 7,609 FFO per common share and OP Unit $ 0.19 $ 0.11 Net change in fair value of derivative (40) (13) Acquisition related expenses 3,377 5,932 Normalized FFO applicable to common shares and OP Units $ 23,690 $ 13,528 Normalized FFO per common share and OP Unit $ 0.22 $ 0.19 Normalized FFO applicable to common shares and OP Units 23,690 13,528 Non-cash share compensation expense 815 703 Straight-line rent adjustments (3,185) (2,012) Amortization of acquired above/below market leases 745 222 Amortization of lease inducements 158 119 Amortization of deferred financing costs 448 293 TI/LC and recurring capital expenditures (1,878) (1,028) Seller master lease and rent abatement payments 270 511 Normalized FAD applicable to common shares and OP Units $ 21,063 $ 12,336 Normalized FAD per common share and OP Unit $ 0.20 $ 0.18 Weighted average number of common shares and OP Units outstanding 107,148,380 69,490,587

10 RECONCILIATION OF NON-GAAP MEASURES: NET OPERATING INCOME AND ADJUSTED EBITDA (Unaudited and in thousands, except share and per share data) NET OPERATING INCOME Three Months Ended March 31, 2016 Three Months Ended March 31, 2015 Net income (loss) $ 5,424 $ (448) General and administrative 4,121 3,352 Acquisition related expenses 3,377 5,932 Depreciation and amortization 16,010 8,240 Interest expense 4,197 1,710 Net change in fair value of derivative (40) (13) Loss on sale of investment property — 15 NOI $ 33,089 $ 18,788 NOI $ 33,089 $ 18,788 Straight-line rent adjustments (3,185) (2,012) Amortization of acquired above/below market leases 745 222 Amortization of lease inducement 158 119 Seller master lease and rent abatement payments 270 511 Cash NOI $ 31,077 $ 17,628 ADJUSTED EBITDA Three Months Ended March 31, 2016 Three Months Ended March 31, 2015 Net income (loss) $ 5,424 $ (448) Depreciation and amortization 16,010 8,240 Interest expense 4,197 1,710 Net change in fair value of derivative (40) (13) EBITDA $ 25,591 $ 9,489 Acquisition related expenses 3,377 5,932 Non-cash share compensation 815 703 Adjusted EBITDA $ 29,783 $ 16,124 Adjusted EBITDA Annualized $ 119,132 $ 64,496

MARKET CAPITALIZATION AND DEBT SUMMARY
(Unaudited and in thousands, except share and per share data)

MARKET CAPITALIZATION		As of March 31, 2016
Revolving credit facility debt	$	121,000
Unsecured notes		150,000
Mortgage debt		114,886
Total Debt (1)	**$**	**385,886**
Redeemable equity	**$**	**27,065**
Share price	$	18.58
Total common shares outstanding		108,379,324
Total OP Units outstanding		3,905,763
Implied equity market capitalization	**$**	**2,086,257**
Total Firm Value (Debt + Pref. + Equity)	**$**	**2,499,208**
Total Debt/Total Assets		20.8%
Total Debt/Total Firm Value		15.4%

Debt is 15% of Firm Value


Debt
Equity

DEBT SUMMARY (1)		Balance as of March 31, 2016	Interest Rate	Maturity Date
Revolving Credit Facility Debt	$	121,000	1.6 %	9/18/2019
Senior Unsecured Notes				
Series A		15,000	4.0 %	1/7/2023
Series B		45,000	4.4 %	1/7/2026
Series C		45,000	4.6 %	1/7/2028
Series D		45,000	4.7 %	1/7/2031
Mortgage Debt, Maturing (2):				
2016		7,601	4.9 %	
2017		40,201	5.7 %	
2018		21,500	3.7 %	
Thereafter		45,584	5.0 %	
	$	**385,886**	**3.8%**	

(1) Unadjusted for unamortized fair value adjustments and deferred financing costs
(2) Weighted average maturity of Mortgage Debt is 2.54 years

Debt Maturity Schedule as of March 31, 2016


$200,000
$100,000
$0
$7,601
$40,201
$21,500
$139,750
$4,739
$7,429
$14,666
$150,000
2016
2017
2018
2019
2020
2021
2022
Thereafter

11

12 FINANCIAL STATISTICS (Unaudited and in thousands, except share and per share data) Quarter Ended March 31, 2016 Annualized dividend rate (1) $ 0.90 Price per share (2) $ 18.58 Annualized dividend yield 4.84% Total debt (3) $ 385,886 Net debt (less cash) 362,980 Adjusted EBITDA (annualized)* 119,132 Net Debt / Adjusted EBITDA Ratio 3.05x Adjusted EBITDA (annualized)* $ 119,132 Cash interest expense (annualized)* 14,996 Interest Coverage Ratio 7.94x Total interest $ 4,197 Secured debt principal amortization 541 Total fixed charges $ 4,738 Adjusted EBITDA 29,783 Adjusted EBITDA fixed charge coverage ratio 6.29x Equity market cap $ 2,086,257 Redeemable equity 27,065 Total debt (3) 385,886 Total Firm Value 2,499,208 Total debt (3) $ 385,886 Total assets 1,850,892 Total Debt / Total Assets 20.8% Total Debt / Total Firm Value 15.4% Weighted average common shares 102,704,008 Weighted average unvested restricted common shares and share units 597,913 Weighted average OP Units not owned by DOC 3,846,459 Weighted Average Common Shares and OP Units - Diluted 107,148,380 (1) Annualized rate based on $0.225 quarterly dividend for the quarter ending March 31, 2016. Actual dividend amounts will be determined by the Trust's board of trustees based on a variety of factors. (2) Closing common share price of $18.58 as of March 31, 2016. (3) Unadjusted for unamortized fair value adjustments and deferred financing costs. * Amounts are annualized and actual amounts may differ significantly from the annualized amounts shown.

SAME-STORE PORTFOLIO PERFORMANCE AND TENANT OCCUPANCY
(Unaudited and in thousands)

SAME-STORE PORTFOLIO ANALYSIS

	Portfolio Quarter Ended March 31, 2016	Same-Store Quarter Ended March 31, 2016
Number of properties	167	85
Gross leasable area	6,551,298	3,053,673
Cash NOI	$ 31,077	$ 15,450
% Leased	95.9%	94.8%



Same-Store Cash NOI, 49.7%
Other Cash NOI, 50.3%

SAME-STORE PORTFOLIO PERFORMANCE

	Year-Over-Year Comparison			Sequential Comparison		
	Q1'16	Q1'15	Change	Q1'16	Q4'15	Change
Number of properties	85	85	—	85	85	—
Gross leasable area	3,053,673	3,053,673	—	3,053,673	3,053,673	—
% Leased	94.8%	96.1%	-130 bps	94.8%	95.4%	-60 bps
Rental revenues	20,240	19,749	+2.5%	20,240	20,188	+0.3%
Operating expenses	(4,790)	(4,621)	+3.7%	(4,790)	(4,603)	+4.1%
Same-Store Cash NOI	**15,450**	**15,128**	**+2.1%**	**15,450**	**15,585**	**-0.9%**

TENANT OCCUPANCY

	Quarter Ended March 31, 2016	Percentage of total GLA March 31, 2016
Total GLA		
Total square feet beginning of quarter	5,799,337	88.5 %
Acquired GLA	751,961	11.5 %
Disposed GLA	—	— %
Total square feet end of quarter	6,551,298	100.0 %
Occupied GLA		
Occupied GLA beginning of quarter	5,558,236	84.8 %
Expirations (1)	(58,856)	(0.9)%
Renewals	9,710	0.1 %
Retention Rate	*16%*	
New leases commencing in quarter	51,981	0.8 %
Net absorption / (vacancy loss)	2,835	— %
Net occupied GLA acquired	723,857	11.0 %
Occupied GLA end of quarter	6,284,928	95.9 %

(1) Expirations during the period include 27,270 square feet of GLA located in Arizona (HonorHealth), which was immediately backfilled in a leaseback to the former property owner.

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INVESTMENT ACTIVITY AND LEASE EXPIRATION SCHEDULE

INVESTMENT ACTIVITY

Property	Location	Acquisition Date	First Year Cash Yield		% Leased	Purchase Price	GLA
Randall Road MOB - Suite 380	Elgin, IL	1/14/2016	6.8%		100.0%	$ 704	2,645
Great Falls Hospital	Great Falls, MT	1/25/2016	8.8%		100.0%	29,043	64,449
Monterey Medical Center ASC	Stuart, FL	2/1/2016	6.5%		100.0%	6,900	9,500
Physicians Medical Plaza MOB	Indianapolis, IN	2/1/2016	7.0%		100.0%	8,500	40,936
Mezzanine Loan - Davis	Minnetonka, MN	2/4/2016	6.9%			500	
Park Nicollet Clinic	Chanhassen, MN	2/8/2016	6.8%		100.0%	18,600	56,600
HEB Cancer Center	Bedford, TX	2/12/2016	5.9%		100.0%	13,980	38,182
Riverview Medical Center	Lancaster, OH	2/26/2016	7.8%	(1)	100.0%	12,800	73,465
St. Luke's Cornwall MOB	Cornwall, NY	2/26/2016	7.0%		84.0%	14,550	41,744
HonorHealth Glendale	Glendale, AZ	3/15/2016	6.0%		100.0%	9,820	28,057
Columbia MOB	Hudson, NY	3/21/2016	6.5%		100.0%	18,450	65,965
St Vincent POB 1	Birmingham, AL	3/23/2016	7.2%		87.0%	10,951	76,112
St Vincent POB 2	Birmingham, AL	3/23/2016	7.5%		97.0%	7,945	66,169
St Vincent POB 3	Birmingham, AL	3/23/2016	7.3%		100.0%	10,455	82,595
Emerson Medical Building	Creve Coeur, MO	3/24/2016	7.2%		99.0%	14,250	39,184
Randall Road MOB - Suite 160	Elgin, IL	3/24/2016	8.0%		100.0%	865	3,439
Patient Partners Surgery Center	Gallatin, TN	3/30/2016	7.3%		100.0%	4,750	9,890
Eye Associates of NM - Santa Fe	Santa Fe, NM	3/31/2016	7.0%		100.0%	8,739	23,529
Eye Associates of NM - Albuquerque	Albuquerque, NM	3/31/2016	7.0%		100.0%	10,536	29,500
Total / Weighted Average			**7.2%**		**97.5%**	**$ 202,338**	**751,961**

(1) Refers to first year cash yield at stabilization.

LEASE EXPIRATION SCHEDULE
(As of March 31, 2016)

Expiration Year	Expiring Leases	Expiring Lease GLA	% of Total GLA	Expiring Lease ABR	% of Total ABR	Average Rent per SF
2016	49	195,519	3.0%	$ 4,156	3.0%	$ 21.26
2017	85	333,147	5.1%	7,713	5.6%	23.15
2018	76	359,547	5.5%	6,908	5.0%	19.21
2019	61	410,318	6.3%	8,830	6.4%	21.52
2020	59	227,898	3.5%	4,403	3.2%	19.32
2021	45	233,155	3.6%	4,233	3.0%	18.16
2022	40	375,222	5.7%	8,190	5.9%	21.83
2023	47	384,897	5.9%	7,587	5.5%	19.71
2024	61	754,262	11.5%	14,918	10.7%	19.78
2025	96	718,635	11.0%	16,804	12.1%	23.38
Thereafter:	83	2,225,347	33.9%	54,313	39.0%	24.41
MTM	23	66,981	1.0%	799	0.6%	11.93
Vacant	—	266,370	4.0%			
Total / W.A.	**725**	**6,551,298**	**100%**	**$ 138,854**	**100%**	**$ 22.35**

14

15 PORTFOLIO GEOGRAPHIC DISTRIBUTION (As of March 31, 2016) TOP TEN STATES State GLA Texas 775,631 Georgia 631,402 Arizona 524,592 Ohio 518,095 Indiana 448,682 Minnesota 405,350 Pennsylvania 386,924 Michigan 371,541 Alabama 321,346 Florida 293,179 Other 1,874,556 Total 6,551,298 Texas, 12% Georgia, 10% Arizona, 8% Ohio, 8% Indiana, 7% Minnesota, 6% Pennsylvania, 6% Michigan, 6% Alabama, 5% Florida, 4% Other, 28%

16 Campus Proximity (Based on Cash NOI) Off-Campus, 22% On-Campus / Affiliated, 78% PORTFOLIO DIVERSIFICATION (As of March 31, 2016) THREE MONTHS ENDED MARCH 31, 2016 Coverage # of Properties GLA % of Total % Leased Ratio Single-tenant MOBs 75 2,199,537 33.6% 99.5% N/A Multi-tenant MOBs 83 3,598,192 54.9% 93.6% N/A Hospitals 5 334,374 5.1% 100.0% 3.8x LTACHs 3 310,352 4.7% 100.0% 3.4x Corporate Office 1 108,843 1.7% 77.8% N/A Total 167 6,551,298 100.0% 95.9% Lease Type (Based on Revenue) Absolute Net, 28% NNN, 58% Modified Gross, 11% Gross, 3% Hospital and LTACH Payor Mix (Trailing Twelve Months) Medicare, 43% Private Pay, 57% Building Type (Based on Cash NOI) MOB, 85% LTACH, 4% Hospital, 11%

TOP 10 HEALTH SYSTEM RELATIONSHIPS
(As of March 31, 2016, $ in thousands, determined by ABR)

Tenant	Weighted Avg. Remaining Lease Term	Leased GLA	% of Total GLA	Annualized Base Rent	% of Total Annualized Base Rent
LifeCare	11.8	310,352	4.7%	$ 4,911	3.5%
Trios Health	29.3	161,885	2.5%	4,250	3.1%
East El Paso Physicians Medical Center	12.4	77,000	1.2%	3,585	2.6%
Wayne State University Physician Group	13.5	176,000	2.7%	3,247	2.3%
Crescent City Surgical Centre	12.5	60,000	0.9%	3,183	2.3%
FSH Hospital of San Antonio	10.4	68,786	1.0%	3,059	2.2%
Mid-Ohio Oncology/Hematology	8.2	98,325	1.5%	2,322	1.7%
Great Falls Clinic	19.8	108,000	1.6%	2,235	1.6%
Northside Hospital	7.5	78,530	1.2%	2,031	1.5%
Columbus Regional Healthcare System	8.7	125,189	2.0%	1,956	1.4%
Total / W.A.	14.1	1,264,067	19.3%	$ 30,779	22.2%



Physicians Medical Plaza MOB
Indianapolis, IN


HONORHEALTH

HonorHealth Glendale
Glendale, AZ

17

18 CONSOLIDATED BALANCE SHEETS (In thousands, except share data) March 31, 2016 December 31, 2015 ASSETS   Investment properties: Land and improvements $ 141,152 $ 130,788 Building and improvements 1,452,885 1,284,863 Tenant improvements 10,455 9,243 Acquired lease intangibles 228,788 205,168 1,833,280 1,630,062 Accumulated depreciation (108,239) (91,250) Net real estate property 1,725,041 1,538,812 Real estate loans receivable 35,937 39,349 Investment in unconsolidated entity 1,327 1,322 Net real estate investments 1,762,305 1,579,483 Cash and cash equivalents 22,906 3,143 Tenant receivables, net 6,024 2,977 Other assets 59,657 53,283 Total assets $ 1,850,892 $ 1,638,886 LIABILITIES AND EQUITY Liabilities: Credit facility $ 115,789 $ 389,375 Notes payable 149,551 — Mortgage debt 114,816 94,240 Accounts payable 1,659 644 Dividends payable 25,701 20,783 Accrued expenses and other liabilities 28,948 24,473 Acquired lease intangibles, net 6,407 5,950 Total liabilities 442,871 535,465 Redeemable noncontrolling interest - Operating Partnership and partially owned properties 27,065 26,960 Equity: Common shares, $0.01 par value, 500,000,000 common shares authorized, 108,379,324 and 86,864,063 common shares issued and outstanding as of March 31, 2016 and December 31, 2015, respectively. 1,087 872 Additional paid-in capital 1,451,347 1,129,284 Accumulated deficit (129,183) (109,024) Total shareholders' equity 1,323,251 1,021,132 Noncontrolling interests: Operating Partnership 47,567 45,451 Partially owned properties 10,138 9,878 Total noncontrolling interest 57,705 55,329 Total equity 1,380,956 1,076,461 Total liabilities and equity $ 1,850,892 $ 1,638,886

19 CONSOLIDATED STATEMENT OF OPERATIONS (In thousands, except share and per share data) Three Months Ended March 31, 2016 2015 Revenues: Rental revenues $ 34,855 $ 20,341 Expense recoveries 7,903 3,536 Interest income on real estate loans and other 1,376 607 Total revenues 44,134 24,484 Expenses: Interest expense 4,197 1,710 General and administrative 4,121 3,352 Operating expenses 11,037 5,709 Depreciation and amortization 16,010 8,240 Acquisition expenses 3,377 5,932 Total expenses 38,742 24,943 Income (loss) before equity in income of unconsolidated entity, loss on sale of investment property, and noncontrolling interests: 5,392 (459) Equity in income of unconsolidated entity 32 26 Loss on sale of investment property — (15) Net income (loss) 5,424 (448) Net (income) loss attributable to noncontrolling interests: Operating Partnership (173) 24 Partially owned properties (317) (32) Net income (loss) attributable to controlling interest 4,934 (456) Preferred distributions (548) (66) Net income (loss) attributable to common shareholders $ 4,386 $ (522) Net income (loss) per share: Basic $ 0.04 $ (0.01) Diluted $ 0.04 $ (0.01) Weighted average common shares Basic 102,704,008 65,649,478 Diluted 107,148,380 65,649,478 Dividends and distributions declared per common share and OP Unit $ 0.225 $ 0.225

20 REPORTING DEFINITIONS Adjusted Earnings Before Interest Taxes, Depreciation and Amortization (Adjusted EBITDA): We define Adjusted EBITDA for DOC as net (loss) income computed in accordance with GAAP plus depreciation, amortization, interest expense and net change in the fair value of derivative financial instruments, net (loss) included from discontinued operations, stock based compensation, acquisition-related expenses, and other non- reoccurring items. We consider Adjusted EBITDA an important measure because it provides additional information to allow management, investors, and our current and potential creditors to evaluate and compare our core operating results and our ability to service debt. Annualized Base Rent (ABR): Annualized base rent is calculated by multiplying contractual base rent for March 2016 by 12 (but excluding the impact of concessions and straight-line rent). Earnings Before Interest Taxes, Depreciation, Amortization and Rent (EBITDAR): We define EBITDAR for DOC as net (loss) income computed in accordance with GAAP plus depreciation, amortization, interest expense and net change in the fair value of derivative financial instruments, net (loss) included from discontinued operations, stock based compensation, acquisition-related expenses and lease expense. We consider EBITDAR an important measure because it provides additional information to allow management, investors, and our current and potential creditors to evaluate and compare our tenants ability to fund their rent obligations. Funds From Operations (FFO): Funds from operations, or FFO, is a widely recognized measure of REIT performance. Although FFO is not computed in accordance with generally accepted accounting principles, or GAAP, we believe that information regarding FFO is helpful to shareholders and potential investors because it facilitates an understanding of the operating performance of our initial properties without giving effect to real estate depreciation and amortization, which assumes that the value of real estate assets diminishes ratably over time. Because real estate values have historically increased or decreased with market conditions, we believe that FFO provides a more meaningful and accurate indication of our performance. We calculate FFO in accordance with standards established by the National Association of Real Estate Investment Trusts, ("NAREIT"). NAREIT defines FFO as net income (computed in accordance with GAAP) before noncontrolling interests of holders of OP units, excluding preferred distributions, gains (or losses) on sales of depreciable operating property, impairment write-downs on depreciable assets and extraordinary items (computed in accordance with GAAP), plus real estate related depreciation and amortization (excluding amortization of deferred financing costs). Our FFO computation may not be comparable to FFO reported by other REITs that do not compute FFO in accordance with NAREIT definition or that interpret the NAREIT definition differently than we do. The GAAP measure that we believe to be most directly comparable to FFO, net income (loss), includes depreciation and amortization expenses, gains or losses on property sales, impairments and noncontrolling interests. In computing FFO, we eliminate these items because, in our view, they are not indicative of the results from the operations of our properties. To facilitate a clear understanding of our historical operating result, FFO should be examined in conjunction with net income (determined in accordance with GAAP) as presented in our financial statements. FFO does not represent cash generated from operating activities in accordance with GAAP, should not be considered to be an alternative to net income (loss) (determined in accordance with GAAP) as a measure of our liquidity and is not indicative of funds available for our cash needs, including our ability to make cash distributions to shareholders. Gross Leasable Area (GLA): Gross leasable area (in square feet). Gross Real Estate Investments: Based on acquisition price (and includes lease intangibles). Health System-Affiliated: Properties are considered affiliated with a health system if one or more of the following conditions are met: 1) the land parcel is contained within the physical boundaries of a hospital campus; 2) the land parcel is located adjacent to the campus; 3) the building is physically connected to the hospital regardless of the land ownership structure; 4) a ground lease is maintained with a health system entity; 5) a master lease is maintained with a health system entity; 6) significant square footage is leased to a health system entity; 7) the property includes an ambulatory surgery center with a hospital partnership interest; or 8) a significant square footage is leased to a physician group that is either employed, directly or indirectly by a health system, or has a significant clinical and financial affiliation with the health system. Hospitals: Hospitals refer to specialty surgical hospitals. These hospitals provide a wide range of inpatient and outpatient services, including but not limited to, surgery and clinical laboratories. LTACHs: Long-term acute care hospitals (LTACH) provide inpatient services for patients with complex medical conditions who require more sensitive care, monitoring or emergency support than that available in most skilled nursing facilities. Medical Office Building (MOB): Medical office buildings are office and clinic facilities, often located near hospitals or on hospital campuses, specifically constructed and designed for use by physicians and other health care personnel to provide services to their patients. They may also include ambulatory surgery centers that are used for general or specialty surgical procedures not requiring an overnight stay in a hospital. Medical office buildings may contain sole and group physician practices and may provide laboratory and other patient services.

21 REPORTING DEFINITIONS (continued) Net Operating Income (NOI): NOI is a non-GAAP financial measure that is defined as net income or loss, computed in accordance with GAAP, generated from DOC’s total portfolio of properties before general and administrative expenses, acquisition-related expenses, depreciation and amortization expense, REIT expenses, interest expense and net change in the fair value of derivative financial instruments, and gains or loss on the sale of discontinued properties. DOC believes that NOI provides an accurate measure of operating performance of its operating assets because NOI excludes certain items that are not associated with management of the properties. Additionally, DOC’s use of the term NOI may not be comparable to that of other real estate companies as they may have different methodologies for computing this amount. Cash Net Operating Income (NOI): Cash NOI is a non-GAAP financial measure which excludes from NOI straight-line rent adjustments, amortization of acquired below and above market leases and other non-cash and normalizing items. Other non-cash and normalizing items include items such as the amortization of lease inducements, and payment received from a seller master lease. DOC believes that Cash NOI provides an accurate measure of the operating performance of its operating assets because it excludes certain items that are not associated with management of the properties. Additionally, DOC believes that Cash NOI is a widely accepted measure of comparative operating performance in the real estate community. However, DOC’s use of the term Cash NOI may not be comparable to that of other real estate companies as such other companies may have different methodologies for computing this amount. Normalized Funds Available for Distribution (Normalized FAD): DOC defines Normalized FAD, a non-GAAP measure, which excludes from Normalized FFO, non-cash compensation expense, straight-line rent adjustments, amortization of acquired above market leases, amortization of deferred financing costs and amortization of lease inducements and recurring capital expenditures, including leasing costs and tenant and capital improvements. FAD includes payments received from a seller master lease. DOC believes Normalized FAD provides a meaningful supplemental measure of its ability to fund its ongoing distributions. Normalized FAD should not be considered as an alternative to net income or loss attributable to controlling interest (computed in accordance with GAAP) as an indicator of DOC’s financial performance or to cash flow from operating activities (computed in accordance with GAAP) as an indicator of DOC’s liquidity. Normalized FAD should be reviewed in connection with other GAAP measurements. Normalized Funds From Operations (Normalized FFO): Changes in the accounting and reporting rules under GAAP have prompted a significant increase in the amount of non-operating items included in FFO, as defined. Therefore, DOC uses Normalized FFO, which excludes from FFO acquisition-related expenses, net change in fair value of derivative financial instruments, non-controlling income from operating partnership units included in diluted shares, acceleration of deferred financing costs, and other normalizing items. However, DOC’s use of the term Normalized FFO may not be comparable to that of other real estate companies as they may have different methodologies for computing this amount. Normalized FFO should not be considered as an alternative to net income or loss attributable to controlling interest (computed in accordance with GAAP) as an indicator of DOC’s financial performance or to cash flow operating activities (computed in accordance with GAAP) as an indicator of DOC’s liquidity, nor its indicative of funds available to fund DOC’s cash needs, including its ability to make distributions. Normalized FFO should be reviewed in connection with other GAAP measurements. Occupancy: Occupancy represents the percentage of total gross leasable area that is leased, including month-to-month leases, leases in holdover status, and leases that are signed but not yet commenced, as of the date reported. Off-Campus: A building portfolio that is not located on or adjacent to key hospital based-campuses. On-Campus / Affiliated: On-campus refers to a property that is located on or within a quarter mile to a healthcare system. Affiliated refers to a property that is not on the campus of a healthcare system, but anchored by a healthcare system. Same-Store Portfolio: The same-store portfolio consists of properties held by the Company for the entire preceding year and not currently slated for disposition.